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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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 Date of Report (Date of earliest event reported)  February 12, 2001
                                                  (January 31 , 2001)


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

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                                     Nevada
                 (State or other jurisdiction of incorporation)


       000-27267                                           88-0290623
(Commission File Number)                       (IRS Employer Identification No.)


6 B AUTRY, IRVINE, CALIFORNIA                                          92618
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (949) 727-7466
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                                      N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  APPOINTMENT OF INTERIM DIRECTOR

         As of January 1, 2001, I/O Magic Corporation had a vacancy on its board of directors. Pending election by the shareholders at the next annual meeting, the current board of directors of the Company appointed the following individuals to serve on the board:

DANIEL YAO, 45 was appointed to the board of directors effective January 31, 2001. Since January 2000, Mr. Yao has served as a Senior Investment Consultant for Ritek Corporation. From 1998 to 2000, he was Senior Vice President of Core Pacific Securities Corporation. From 1996 to 1998, he was Executive Vice President for ABN Ambro Bank in Taiwan. Mr. Yao is a Director of Ritek Display Corporation and Vice-Chairman of Rifull Venture Capital. Mr. Yao received his MBA from the University of Rochester, New York in 1984.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     February 13, 2001                      I/O MAGIC CORPORATION



                                                  /s/ Tony Shahbaz
                                                  -----------------------------
                                                  By: Tony Shahbaz
                                                  Its: President and Director



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